CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO

Statistical Supplement

Second Quarter 2015

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations and Discontinued Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling & Partners	Humphrey Lee	860-676-7351
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs	Michael Kovac	212-902-2303
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Jefferies	Colin Devine	212-707-6327
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Piper Jaffray	John Nadel	212-284-6123
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Voice: 484-583-1793

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.lfg.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated July 29, 2015, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Revenues
Insurance premiums	$755	$741	$753	$790	$782	3.6%	$1,494	$1,572	5.2%
Fee income	1,134	1,216	1,224	1,222	1,239	9.3%	2,232	2,460	10.2%
Net investment income	1,207	1,212	1,232	1,187	1,187	-1.7%	2,415	2,374	-1.7%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(3)	(4)	(5)	(13)	(7)	NM	(7)	(20)	NM
Realized gain (loss), excluding OTTI	38	93	(101)	(35)	17	-73.7%	23	(18)	NM
Total realized gain (loss)	35	89	(106)	(48)	10	-71.4%	16	(38)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%	37	37	0.0%
Other revenues	133	135	565	135	145	9.0%	263	280	6.5%
Total revenues	3,282	3,411	3,686	3,304	3,381	3.0%	6,457	6,685	3.5%

Expenses
Interest credited	636	631	632	625	629	-1.1%	1,269	1,254	-1.2%
Benefits	1,079	1,117	1,403	1,236	1,220	13.1%	2,157	2,456	13.9%
Commissions and other expenses	963	995	1,150	1,013	1,014	5.3%	1,934	2,027	4.8%
Interest and debt expense	67	67	67	68	69	3.0%	134	137	2.2%
Total expenses	2,745	2,810	3,252	2,942	2,932	6.8%	5,494	5,874	6.9%
Income (loss) from continuing operations before taxes	537	601	434	362	449	-16.4%	963	811	-15.8%
Federal income tax expense (benefit)	139	162	87	62	105	-24.5%	236	167	-29.2%
Income (loss) from continuing operations	398	439	347	300	344	-13.6%	727	644	-11.4%
Income (loss) from discontinued operations	-	-	1	-	-	NM	-	-	NM
Net income (loss)	398	439	348	300	344	-13.6%	727	644	-11.4%
Adjustment for LNC stock units in our
deferred compensation plans	1	2	-	(1)	-	-100.0%	-	1	NM
Net income (loss) available to common
stockholders – diluted	$399	$441	$348	$299	$344	-13.8%	$727	$645	-11.3%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.48	$1.65	$1.32	$1.15	$1.35	-8.8%	$2.69	$2.50	-7.1%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$74,017	$73,799	$74,546	$77,063	$74,169	0.2%
U.S. government bonds	396	402	435	452	428	8.1%
Foreign government bonds	556	551	541	561	540	-2.9%
Mortgage-backed securities	4,929	4,931	4,796	4,674	4,476	-9.2%
Asset-backed collateralized debt obligations	256	286	375	423	499	94.9%
State and municipal bonds	4,395	4,419	4,593	4,705	4,418	0.5%
Hybrid and redeemable preferred securities	962	960	954	935	892	-7.3%
VIEs' fixed maturity securities	598	598	598	598	598	0.0%
Equity securities	256	234	231	210	227	-11.3%
Total AFS securities	86,365	86,180	87,069	89,621	86,247	-0.1%
Trading securities	2,339	2,134	2,065	2,077	1,949	-16.7%
Mortgage loans on real estate	7,096	7,466	7,574	7,654	8,171	15.1%
Real estate	32	20	20	19	24	-25.0%
Policy loans	2,683	2,677	2,670	2,664	2,654	-1.1%
Derivative investments	1,142	1,439	1,860	2,095	1,340	17.3%
Other investments	1,301	1,469	1,709	1,885	1,624	24.8%
Total investments	100,958	101,385	102,967	106,015	102,009	1.0%
Cash and invested cash	1,509	1,821	3,919	3,487	2,327	54.2%
DAC and VOBA	8,149	8,372	8,207	8,156	9,150	12.3%
Premiums and fees receivable	465	448	473	452	415	-10.8%
Accrued investment income	1,081	1,129	1,049	1,129	1,064	-1.6%
Reinsurance recoverables	6,007	5,906	5,730	5,598	5,608	-6.6%
Funds withheld reinsurance assets	764	761	649	646	642	-16.0%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,760	3,414	2,845	2,901	3,647	-3.0%
Separate account assets	124,159	122,937	125,265	127,828	128,079	3.2%
Total assets	$249,125	$248,446	$253,377	$258,485	$255,214	2.4%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$19,460	$19,553	$20,057	$20,468	$20,166	3.6%
Other contract holder funds	74,735	74,893	75,512	75,663	76,243	2.0%
Short-term debt	250	250	250	250	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 16 for details)	1,122	1,122	1,123	1,123	1,123	0.1%
Financial	4,048	4,064	4,147	4,504	4,406	8.8%
Reinsurance related embedded derivatives	155	141	150	165	120	-22.6%
Funds withheld reinsurance liabilities	842	806	764	717	718	-14.7%
Deferred gain on business sold through reinsurance	208	190	171	153	134	-35.6%
Payables for collateral on investments	3,571	3,853	4,409	5,046	4,587	28.5%
VIEs' liabilities	10	17	13	5	3	-70.0%
Other liabilities	5,114	5,168	5,776	6,340	4,936	-3.5%
Separate account liabilities	124,159	122,937	125,265	127,828	128,079	3.2%
Total liabilities	233,674	232,994	237,637	242,262	240,515	2.9%

Stockholders’ Equity
Common stock	6,739	6,696	6,622	6,493	6,469	-4.0%
Retained earnings	5,513	5,834	6,022	6,077	6,286	14.0%
AOCI:
Unrealized gain (loss) on AFS securities	3,168	2,872	3,175	3,655	1,945	-38.6%
Unrealized OTTI on AFS securities	47	56	64	56	66	40.4%
Unrealized gain (loss) on derivative instruments	216	221	139	218	209	-3.2%
Foreign currency translation adjustment	(10)	(10)	(3)	(4)	3	130.0%
Funded status of employee benefit plans	(222)	(217)	(279)	(272)	(279)	-25.7%
Total AOCI	3,199	2,922	3,096	3,653	1,944	-39.2%
Total stockholders’ equity	15,451	15,452	15,740	16,223	14,699	-4.9%
Total liabilities and stockholders’ equity	$249,125	$248,446	$253,377	$258,485	$255,214	2.4%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Income (Loss)
Income (loss) from operations	$394	$414	$439	$352	$371	-5.8%	$759	$724	-4.6%
Net income (loss)	398	439	348	300	344	-13.6%	727	644	-11.4%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.47	$1.56	$1.67	$1.35	$1.46	-0.7%	$2.80	$2.81	0.4%
Net income (loss)	1.48	1.65	1.32	1.15	1.35	-8.8%	2.69	2.50	-7.1%

Average Stockholders’ Equity
Average equity, including AOCI	$14,968	$15,452	$15,596	$15,982	$15,461	3.3%	$14,469	$15,721	8.7%
Average AOCI	2,826	3,061	3,009	3,374	2,799	-1.0%	2,417	3,087	27.7%
Average equity, excluding AOCI	$12,142	$12,391	$12,587	$12,608	$12,662	4.3%	$12,052	$12,634	4.8%

ROE
Income (loss) from operations	13.0%	13.4%	13.9%	11.2%	11.7%		12.6%	11.5%
Net income (loss)	13.1%	14.2%	11.1%	9.5%	10.9%		12.1%	10.2%

Per Share
Dividends declared during the period	$0.16	$0.16	$0.20	$0.20	$0.20	25.0%	$0.32	$0.40	25.0%
Book value, including AOCI	59.24	59.48	61.35	64.14	58.58	-1.1%	59.24	58.58	-1.1%
Book value, excluding AOCI	46.97	48.23	49.29	49.70	50.83	8.2%	46.97	50.83	8.2%

Shares
Repurchased during the period	3.1	2.8	3.6	6.0	2.6	-16.8%	6.1	8.6	41.9%
Average for the period – diluted	268.9	266.8	263.0	260.6	255.1	-5.1%	270.5	258.3	-4.5%
End-of-period – basic	260.8	259.8	256.6	252.9	250.9	-3.8%	260.8	250.9	-3.8%
End-of-period – diluted	267.6	265.5	261.5	257.2	254.1	-5.0%	267.6	254.1	-5.0%

Cash Returned to Common Stockholders
Shares repurchased	$150	$150	$200	$350	$150	0.0%	$300	$500	66.7%
Common dividends	42	42	42	51	51	21.4%	84	102	21.4%
Total cash returned to common stockholders	$192	$192	$242	$401	$201	4.7%	$384	$602	56.8%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Income (Loss) from Operations
Annuities	$227	$245	$237	$239	$255	12.3%	$443	$494	11.5%
Retirement Plan Services	39	40	42	35	30	-23.1%	78	65	-16.7%
Life Insurance	148	150	193	111	105	-29.1%	268	215	-19.8%
Group Protection	2	8	(7)	(6)	19	NM	21	13	-38.1%
Other Operations	(22)	(29)	(26)	(27)	(38)	-72.7%	(51)	(63)	-23.5%
Income (loss) from operations	$394	$414	$439	$352	$371	-5.8%	$759	$724	-4.6%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,398	$3,632	$3,786	$3,887	$4,073	19.9%	$3,311	$3,980	20.2%
Retirement Plan Services	949	966	1,002	1,006	993	4.6%	959	1,000	4.3%
Life Insurance	6,088	6,226	6,204	6,226	6,422	5.5%	6,038	6,324	4.7%
Group Protection	1,186	1,208	1,227	1,241	1,238	4.4%	1,171	1,239	5.8%
Total segment equity, excluding goodwill	11,621	12,032	12,219	12,360	12,726	9.5%	11,479	12,543	9.3%
Other Operations and goodwill	521	359	368	248	(64)	NM	573	91	-84.1%
Total average equity, excluding AOCI	$12,142	$12,391	$12,587	$12,608	$12,662	4.3%	$12,052	$12,634	4.8%

ROE
Segment ROE, excluding goodwill:
Annuities	26.7%	27.0%	25.1%	24.6%	25.0%		26.7%	24.8%
Retirement Plan Services	16.5%	16.6%	16.6%	14.0%	12.0%		16.3%	13.0%
Life Insurance	9.7%	9.7%	12.5%	7.1%	6.5%		8.9%	6.8%
Group Protection	0.6%	2.6%	-2.1%	-2.1%	6.3%		3.7%	2.1%
Consolidated ROE – income (loss) from operations	13.0%	13.4%	13.9%	11.2%	11.7%		12.6%	11.5%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$286	$315	$297	$293	$328	14.7%	$927	$1,163	25.5%
Retirement Plan Services	54	55	49	48	39	-27.8%	190	211	11.1%
Life Insurance	223	226	280	156	152	-31.8%	812	907	11.7%
Group Protection	3	12	(10)	(10)	30	NM	109	35	-67.9%
Other Operations	(34)	(45)	(40)	(44)	(59)	-73.5%	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$532	$563	$576	$443	$490	-7.9%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes
Investment spread	$202	$195	$202	$164	$175	-13.4%	$772	$778	0.8%
Mortality/morbidity	115	127	167	74	110	-4.3%	507	528	4.1%
Fees on AUM	201	251	205	205	218	8.5%	649	846	30.4%
VA riders	48	35	42	44	46	-4.2%	110	164	49.1%
Total sources of earnings, before income taxes	566	608	616	487	549	-3.0%	2,038	2,316	13.6%
Other Operations	(34)	(45)	(40)	(44)	(59)	-73.5%	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$532	$563	$576	$443	$490	-7.9%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	35.6%	32.1%	32.8%	33.8%	32.0%		37.8%	33.6%
Mortality/morbidity	20.4%	20.9%	27.1%	15.2%	19.9%		24.9%	22.8%
Fees on AUM	35.6%	41.3%	33.3%	42.0%	39.7%		31.9%	36.5%
VA riders	8.4%	5.7%	6.8%	9.0%	8.4%		5.4%	7.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Annuities
Operating revenues	$926	$944	$966	$989	$991	7.0%	$1,835	$1,981	8.0%
Average account values	118,268	121,260	121,079	122,877	125,820	6.4%	116,788	124,503	6.6%
Net flows	831	565	555	196	397	-52.2%	1,526	593	-61.1%

Retirement Plan Services
Operating revenues	$270	$272	$277	$273	$270	0.0%	$541	$543	0.4%
Average account values	52,587	53,618	53,739	54,018	55,264	5.1%	52,053	54,717	5.1%
Net flows	366	50	(936)	115	306	-16.4%	5	422	NM

Life Insurance
Operating revenues	$1,363	$1,446	$1,858	$1,432	$1,443	5.9%	$2,700	$2,874	6.4%
Average account values	40,895	41,371	41,858	42,468	42,891	4.9%	40,614	42,680	5.1%
Average in-force face amount	625,961	632,154	637,935	642,258	646,261	3.2%	622,838	644,260	3.4%
Net flows	919	934	1,096	888	929	1.1%	1,748	1,817	3.9%

Group Protection
Operating revenues	$621	$598	$616	$605	$617	-0.6%	$1,231	$1,222	-0.7%
Non-medical earned premiums	528	528	541	535	535	1.3%	1,061	1,070	0.8%

Consolidated
Operating revenues	$3,286	$3,363	$3,834	$3,394	$3,417	4.0%	$6,519	$6,811	4.5%
Average account values	211,750	216,249	216,676	219,363	223,975	5.8%	209,455	221,900	5.9%
Net flows	2,116	1,549	715	1,199	1,632	-22.9%	3,279	2,832	-13.6%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Deposits
Annuities	$3,566	$3,453	$3,381	$2,990	$3,380	-5.2%	$6,945	$6,370	-8.3%
Retirement Plan Services	1,814	1,611	2,332	1,704	1,862	2.6%	3,572	3,567	-0.1%
Life Insurance	1,308	1,285	1,474	1,311	1,344	2.8%	2,574	2,655	3.1%
Total deposits	$6,688	$6,349	$7,187	$6,005	$6,586	-1.5%	$13,091	$12,592	-3.8%

Net Flows
Annuities	$831	$565	$555	$196	$397	-52.2%	$1,526	$593	-61.1%
Retirement Plan Services	366	50	(936)	115	306	-16.4%	5	422	NM
Life Insurance	919	934	1,096	888	929	1.1%	1,748	1,817	3.9%
Total net flows	$2,116	$1,549	$715	$1,199	$1,632	-22.9%	$3,279	$2,832	-13.6%

Account Balances as of End-of-Period
Annuities	$121,192	$120,270	$122,041	$124,254	$124,535	2.8%	$121,192	$124,535	2.8%
Retirement Plan Services	53,748	53,362	53,539	54,632	54,989	2.3%	53,748	54,989	2.3%
Life Insurance	41,238	41,504	42,213	42,724	43,059	4.4%	41,238	43,059	4.4%
Total account balances	$216,178	$215,136	$217,793	$221,610	$222,583	3.0%	$216,178	$222,583	3.0%

Average Account Balances
Annuities	$118,268	$121,260	$121,079	$122,877	$125,820	6.4%	$116,788	$124,503	6.6%
Retirement Plan Services	52,587	53,618	53,739	54,018	55,264	5.1%	52,053	54,717	5.1%
Life Insurance	40,895	41,371	41,858	42,468	42,891	4.9%	40,614	42,680	5.1%
Total average account balances	$211,750	$216,249	$216,676	$219,363	$223,975	5.8%	$209,455	$221,900	5.9%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Sales
Annuities:
Variable	$3,173	$3,226	$3,175	$2,697	$3,015	-5.0%	$6,120	$5,712	-6.7%
Fixed	393	227	206	293	365	-7.1%	825	658	-20.2%
Total Annuities	$3,566	$3,453	$3,381	$2,990	$3,380	-5.2%	$6,945	$6,370	-8.3%

Retirement Plan Services:
First year sales	$661	$429	$1,190	$382	$673	1.8%	$1,093	$1,055	-3.5%
Recurring deposits	1,153	1,182	1,142	1,322	1,189	3.1%	2,479	2,512	1.3%
Total Retirement Plan Services	$1,814	$1,611	$2,332	$1,704	$1,862	2.6%	$3,572	$3,567	-0.1%

Life Insurance:
UL:
Excluding MoneyGuard® and IUL	$24	$27	$26	$20	$22	-8.3%	$45	$42	-6.7%
MoneyGuard®	40	43	47	40	46	15.0%	73	86	17.8%
IUL	15	18	24	15	23	53.3%	33	38	15.2%
Total UL	79	88	97	75	91	15.2%	151	166	9.9%
VUL	56	44	52	45	43	-23.2%	101	88	-12.9%
Term	23	23	21	19	21	-8.7%	47	40	-14.9%
Total individual life insurance	158	155	170	139	155	-1.9%	299	294	-1.7%
COLI and BOLI	14	5	22	14	46	228.6%	18	60	233.3%
Total Life Insurance	$172	$160	$192	$153	$201	16.9%	$317	$354	11.7%

Group Protection:
Life	$29	$34	$112	$25	$26	-10.3%	$60	$51	-15.0%
Disability	30	41	103	22	23	-23.3%	56	46	-17.9%
Dental	14	19	35	9	13	-7.1%	21	21	0.0%
Total Group Protection	$73	$94	$250	$56	$62	-15.1%	$137	$118	-13.9%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Operating Revenues
Annuities	$926	$944	$966	$989	$991	7.0%	$1,835	$1,981	8.0%
Retirement Plan Services	270	272	277	273	270	0.0%	541	543	0.4%
Life Insurance	1,363	1,446	1,858	1,432	1,443	5.9%	2,700	2,874	6.4%
Group Protection	621	598	616	605	617	-0.6%	1,231	1,222	-0.7%
Other Operations	106	103	117	95	96	-9.4%	212	191	-9.9%
Total	$3,286	$3,363	$3,834	$3,394	$3,417	4.0%	$6,519	$6,811	4.5%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$110	$109	$126	$109	$118	7.3%	$221	$227	2.7%
Retirement Plan Services	70	73	82	71	78	11.4%	140	149	6.4%
Life Insurance	109	99	124	108	114	4.6%	212	222	4.7%
Group Protection	65	66	75	67	71	9.2%	125	138	10.4%
Other Operations	17	18	35	14	26	52.9%	29	40	37.9%
Total	$371	$365	$442	$369	$407	9.7%	$727	$776	6.7%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	11.9%	11.5%	13.0%	11.1%	11.9%		12.0%	11.5%
Retirement Plan Services	26.1%	26.7%	29.6%	25.9%	28.9%		25.8%	27.4%
Life Insurance	8.0%	6.8%	6.7%	7.6%	7.9%		7.8%	7.7%
Group Protection	10.5%	11.0%	12.3%	11.1%	11.4%		10.2%	11.3%
Other Operations	15.3%	17.8%	29.7%	14.3%	27.5%		14.0%	21.0%
Total	11.3%	10.9%	11.5%	10.9%	11.9%		11.2%	11.4%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$419	$411	$501	$416	$452	7.9%	$823	$868	5.5%
Commissions	604	602	617	577	602	-0.3%	1,178	1,178	0.0%
Media expenses	14	15	16	14	14	0.0%	29	28	-3.4%
Taxes, licenses and fees	47	66	52	74	57	21.3%	128	132	3.1%
Interest and debt expense	67	67	67	68	69	3.0%	134	137	2.2%
Expenses associated with reserve financing
and unrelated letters of credit	17	18	16	19	18	5.9%	35	37	5.7%
Total operating commissions and other
expenses incurred	1,168	1,179	1,269	1,168	1,212	3.8%	2,327	2,380	2.3%

Less Amounts Capitalized
General and administrative expenses	(48)	(46)	(59)	(47)	(45)	6.3%	(96)	(92)	4.2%
Commissions	(331)	(329)	(345)	(296)	(313)	5.4%	(640)	(609)	4.8%
Taxes, licenses and fees	(6)	(7)	(8)	(8)	(8)	-33.3%	(15)	(16)	-6.7%
Total amounts capitalized	(385)	(382)	(412)	(351)	(366)	4.9%	(751)	(717)	4.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	783	797	857	817	846	8.0%	1,576	1,663	5.5%

Amortization
Amortization of DAC and VOBA	242	265	358	261	237	-2.1%	489	498	1.8%
Amortization of intangibles	1	1	1	1	1	0.0%	2	2	0.0%
Total amortization	243	266	359	262	238	-2.1%	491	500	1.8%
Total operating commissions and
other expenses	$1,026	$1,063	$1,216	$1,079	$1,084	5.7%	$2,067	$2,163	4.6%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Annuities
Earned rate on reserves	4.49%	4.43%	4.31%	4.24%	4.20%	(29)	4.52%	4.22%	(30)
Prepayment and make whole premiums	0.11%	0.11%	0.37%	0.20%	0.06%	(5)	0.09%	0.13%	4
Net investment income yield on reserves	4.60%	4.54%	4.68%	4.44%	4.26%	(34)	4.61%	4.35%	(26)
Interest rate credited to contract holders	2.79%	2.81%	2.75%	2.64%	2.61%	(18)	2.80%	2.63%	(17)
Interest rate spread	1.81%	1.73%	1.93%	1.80%	1.65%	(16)	1.81%	1.72%	(9)

Retirement Plan Services
Earned rate on reserves	4.78%	4.77%	4.67%	4.65%	4.61%	(17)	4.84%	4.63%	(21)
Prepayment and make whole premiums	0.12%	0.15%	0.33%	0.18%	0.03%	(9)	0.12%	0.10%	(2)
Net investment income yield on reserves	4.90%	4.92%	5.00%	4.83%	4.64%	(26)	4.96%	4.73%	(23)
Interest rate credited to contract holders	3.05%	3.04%	3.00%	3.02%	3.01%	(4)	3.06%	3.01%	(5)
Interest rate spread	1.85%	1.88%	2.00%	1.81%	1.63%	(22)	1.90%	1.72%	(18)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.41%	5.39%	5.37%	5.34%	5.33%	(8)	5.44%	5.34%	(10)
Prepayment and make whole premiums	0.16%	0.07%	0.29%	0.18%	0.03%	(13)	0.10%	0.11%	1
Alternative investments	0.15%	0.28%	0.06%	0.05%	0.18%	3	0.16%	0.11%	(5)
Net investment income yield on reserves	5.72%	5.74%	5.72%	5.57%	5.54%	(18)	5.70%	5.56%	(14)
Interest rate credited to contract holders	3.96%	3.94%	3.96%	3.89%	3.97%	1	3.95%	3.93%	(2)
Interest rate spread	1.76%	1.80%	1.76%	1.68%	1.57%	(19)	1.75%	1.63%	(12)

Attributable to traditional products:
Earned rate on reserves	5.48%	5.23%	5.54%	5.24%	5.08%	(40)	5.68%	5.15%	(53)
Prepayment and make whole premiums	0.34%	0.18%	0.17%	0.15%	0.04%	(30)	0.28%	0.10%	(18)
Alternative investments	0.00%	0.00%	-0.04%	0.00%	0.00%	-	0.00%	0.00%	-
Net investment income yield on reserves	5.82%	5.41%	5.67%	5.39%	5.12%	(70)	5.96%	5.25%	(71)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

				As of 6/30/14		As of 12/31/14		As of 6/30/15
				Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds				$74,017	83.4%	$74,545	83.6%	$74,169	84.1%
U.S. government bonds				396	0.5%	435	0.5%	428	0.5%
Foreign government bonds				556	0.6%	541	0.6%	540	0.6%
Mortgage-backed securities				4,929	5.6%	4,796	5.4%	4,476	5.1%
Asset-backed collateralized debt obligations				256	0.3%	375	0.4%	499	0.6%
State and municipal bonds				4,395	5.0%	4,594	5.2%	4,418	5.0%
Hybrid and redeemable preferred securities				962	1.1%	954	1.1%	892	1.0%
VIEs’ fixed maturity securities				598	0.7%	598	0.7%	598	0.7%
Equity securities				256	0.3%	231	0.3%	227	0.3%
Total AFS securities				86,365	97.5%	87,069	97.8%	86,247	97.9%
Trading securities				2,339	2.5%	2,065	2.2%	1,949	2.1%
Total AFS and trading securities				$88,704	100.0%	$89,134	100.0%	$88,196	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities				$80,697	99.7%	$80,960	99.7%	$82,746	99.7%
Equity securities				235	0.3%	216	0.3%	213	0.3%
Total AFS and trading securities				$80,932	100.0%	$81,176	100.0%	$82,959	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade					95.1%		95.0%		95.1%
Below investment grade					4.9%		5.0%		4.9%

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Net Investment Income	$1,207	$1,212	$1,232	$1,187	$1,187	-1.7%	$2,415	$2,374	-1.7%

Average Invested Assets, at Amortized Cost	91,879	92,704	93,251	94,379	95,496	3.9%	91,453	94,938	3.8%

Net Investment Income Yield	5.25%	5.23%	5.29%	5.03%	4.97%	(28)	5.28%	5.00%	(28)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$40	$42	$43	$43	$47	17.5%	$79	$89	12.7%
Total excluded realized gain (loss)	(5)	47	(149)	(91)	(37)	NM	(63)	(127)	NM
Total realized gain (loss), pre-tax	$35	$89	$(106)	$(48)	$10	-71.4%	$16	$(38)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$5	$(16)	$(19)	$(10)	$(14)	NM	$(11)	$(24)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	16	26	(52)	(35)	-	-100.0%	1	(35)	NM
GLB non-performance risk component	(9)	6	16	7	(8)	11.1%	(2)	(1)	50.0%
Total variable annuity net derivative results	7	32	(36)	(28)	(8)	NM	(1)	(36)	NM
Indexed annuity forward-starting option	(8)	9	(9)	(13)	(4)	50.0%	(21)	(19)	9.5%
Gain (loss) on sale of subsidiaries/businesses	-	-	(28)	(1)	(1)	NM	-	(2)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$4	$25	$(92)	$(52)	$(27)	NM	$(33)	$(81)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(2)	$(3)	$(3)	$(8)	$(5)	NM	$(5)	$(13)	NM
Other realized gain (loss) related to
certain investments	2	(1)	(1)	(9)	4	82.1%	2	(5)	NM
Gain (loss) on the mark-to-market
on certain instruments	5	(12)	(15)	7	(13)	NM	(8)	(6)	25.0%
Total realized gain (loss) related
to investments, after-tax	$5	$(16)	$(19)	$(10)	$(14)	NM	$(11)	$(24)	NM

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change
Leverage Ratio
Short-term debt	$250	$250	$250	$250	$-	-100.0%
Long-term debt	5,170	5,186	5,270	5,627	5,529	6.9%
Total debt (1)	5,420	5,436	5,520	5,877	5,529	2.0%
Less:
Long-term operating debt (2)	1,122	1,122	1,123	1,123	1,123	0.1%
75% of capital securities	909	909	909	909	909	0.0%
Carrying value of fair value hedges	159	175	259	315	217	36.5%
Total numerator	$3,230	$3,230	$3,229	$3,530	$3,280	1.5%

Stockholders’ equity, excluding AOCI	$12,252	$12,530	$12,644	$12,570	$12,755	4.1%
Total debt (1)	5,420	5,436	5,520	5,877	5,529	2.0%
Total denominator	$17,672	$17,966	$18,164	$18,447	$18,284	3.5%

Leverage ratio	18.3%	18.0%	17.8%	19.1%	17.9%

Holding Company Available Liquidity	$573	$572	$554	$786	$545	-4.9%

			Ratings as of July 29, 2015
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) Excludes obligations under capital leases of $83 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$42	$39	$47	$79	$55	31.0%	$87	$135	55.2%
Fee income	486	503	507	510	531	9.3%	950	1,041	9.6%
Net investment income	258	257	260	247	247	-4.3%	517	494	-4.4%
Operating realized gain (loss)	40	42	42	43	45	12.5%	78	87	11.5%
Other revenues	100	103	110	110	113	13.0%	203	224	10.3%
Total operating revenues	926	944	966	989	991	7.0%	1,835	1,981	8.0%
Operating expenses:
Interest credited	154	152	150	143	139	-9.7%	308	283	-8.1%
Benefits	80	101	92	129	90	12.5%	166	218	31.3%
Commissions incurred	270	270	266	249	267	-1.1%	521	516	-1.0%
Other expenses incurred	210	215	234	222	231	10.0%	427	453	6.1%
Amounts capitalized	(174)	(175)	(168)	(147)	(165)	5.2%	(339)	(311)	8.3%
Amortization	100	66	95	100	101	1.0%	201	201	0.0%
Total operating expenses	640	629	669	696	663	3.6%	1,284	1,360	5.9%
Income (loss) from operations before taxes	286	315	297	293	328	14.7%	551	621	12.7%
Federal income tax expense (benefit)	59	70	60	54	73	23.7%	108	127	17.6%
Income (loss) from operations	$227	$245	$237	$239	$255	12.3%	$443	$494	11.5%

Effective Federal Income Tax Rate	20.6%	22.1%	20.1%	18.2%	22.4%		19.7%	20.4%

Average Equity, Excluding Goodwill and AOCI	$3,398	$3,632	$3,786	$3,887	$4,073	19.9%	$3,311	$3,980	20.2%

ROE, Excluding Goodwill	26.7%	27.0%	25.1%	24.6%	25.0%		26.7%	24.8%

Return on Average Account Values	77	81	78	78	81	4	76	79	3

Account Values
Separate account values:
Average	$96,913	$99,892	$99,827	$101,970	$104,794	8.1%	$95,493	$103,389	8.3%
End-of-period	99,801	98,997	100,823	102,976	103,408	3.6%	99,801	103,408	3.6%
General account values:
Average	21,355	21,368	21,252	20,907	21,026	-1.5%	21,295	21,114	-0.8%
End-of-period	21,391	21,273	21,218	21,278	21,127	-1.2%	21,391	21,127	-1.2%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$62	$62	$62	$61	-1.6%	$122	$123	0.8%
Net investment income	204	207	213	208	206	1.0%	411	414	0.7%
Other revenues	4	3	2	3	3	-25.0%	8	6	-25.0%
Total operating revenues	270	272	277	273	270	0.0%	541	543	0.4%
Operating expenses:
Interest credited	118	118	119	123	123	4.2%	236	245	3.8%
Benefits	-	-	-	-	1	NM	-	1	NM
Commissions incurred	18	17	18	20	20	11.1%	37	40	8.1%
Other expenses incurred	76	81	91	80	85	11.8%	155	165	6.5%
Amounts capitalized	(6)	(8)	(9)	(7)	(7)	-16.7%	(14)	(14)	0.0%
Amortization	10	9	9	9	9	-10.0%	20	18	-10.0%
Total operating expenses	216	217	228	225	231	6.9%	434	455	4.8%
Income (loss) from operations before taxes	54	55	49	48	39	-27.8%	107	88	-17.8%
Federal income tax expense (benefit)	15	15	7	13	9	-40.0%	29	23	-20.7%
Income (loss) from operations	$39	$40	$42	$35	$30	-23.1%	$78	$65	-16.7%

Effective Federal Income Tax Rate	26.9%	26.7%	16.0%	26.8%	24.1%		26.6%	25.6%

Average Equity, Excluding Goodwill and AOCI	$949	$966	$1,002	$1,006	$993	4.6%	$959	$1,000	4.3%

ROE, Excluding Goodwill	16.5%	16.6%	16.6%	14.0%	12.0%		16.3%	13.0%

Pre-tax Net Margin	35.3%	35.5%	31.3%	32.1%	26.8%		34.9%	29.4%

Return on Average Account Values	30	30	31	26	22	(8)	30	24	(6)

Average Account Values
Separate account	$15,221	$15,471	$15,218	$15,275	$15,391	1.1%	$15,172	$15,333	1.1%
Mutual fund	21,901	22,582	22,732	22,499	23,505	7.3%	21,458	23,079	7.6%
General account	15,465	15,565	15,789	16,244	16,368	5.8%	15,423	16,305	5.7%

Net Flows – Trailing Twelve Months	$117	$(52)	$(881)	$(405)	$(465)	NM	$117	$(465)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$139	$153	$133	$149	$160	15.1%	$271	$309	14.0%
Fee income	586	651	656	649	647	10.4%	1,160	1,297	11.8%
Net investment income	632	636	639	626	626	-0.9%	1,256	1,251	-0.4%
Operating realized gain (loss)	-	-	1	-	2	NM	1	2	100.0%
Other revenues	6	6	429	8	8	33.3%	12	15	25.0%
Total operating revenues	1,363	1,446	1,858	1,432	1,443	5.9%	2,700	2,874	6.4%
Operating expenses:
Interest credited	337	337	341	338	345	2.4%	671	683	1.8%
Benefits	519	550	825	650	673	29.7%	1,060	1,323	24.8%
Commissions incurred	173	172	182	162	160	-7.5%	336	322	-4.2%
Other expenses incurred	177	173	196	185	183	3.4%	360	368	2.2%
Amounts capitalized	(187)	(189)	(206)	(179)	(182)	2.7%	(365)	(362)	0.8%
Amortization	121	177	240	120	112	-7.4%	238	232	-2.5%
Total operating expenses	1,140	1,220	1,578	1,276	1,291	13.2%	2,300	2,566	11.6%
Income (loss) from operations before taxes	223	226	280	156	152	-31.8%	400	308	-23.0%
Federal income tax expense (benefit)	75	76	87	45	47	-37.3%	132	93	-29.5%
Income (loss) from operations	$148	$150	$193	$111	$105	-29.1%	$268	$215	-19.8%

Effective Federal Income Tax Rate	33.4%	33.4%	31.0%	28.8%	31.4%		33.1%	30.1%

Average Equity, Excluding Goodwill and AOCI	$6,088	$6,226	$6,204	$6,226	$6,422	5.5%	$6,038	$6,324	4.7%

ROE, Excluding Goodwill	9.7%	9.7%	12.5%	7.1%	6.5%		8.9%	6.8%

Average Account Values	$40,895	$41,371	$41,858	$42,468	$42,891	4.9%	$40,614	$42,680	5.1%

In-Force Face Amount
UL and other	$321,056	$322,416	$324,356	$324,815	$326,026	1.5%	$321,056	$326,026	1.5%
Term insurance	308,253	312,584	316,513	318,832	322,848	4.7%	308,253	322,848	4.7%
Total in-force face amount	$629,309	$635,000	$640,869	$643,647	$648,874	3.1%	$629,309	$648,874	3.1%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$574	$550	$567	$561	$567	-1.2%	$1,135	$1,128	-0.6%
Net investment income	44	45	46	43	47	6.8%	89	90	1.1%
Other revenues	3	3	3	1	3	0.0%	7	4	-42.9%
Total operating revenues	621	598	616	605	617	-0.6%	1,231	1,222	-0.7%
Operating expenses:
Interest credited	2	1	1	1	1	-50.0%	2	1	-50.0%
Benefits	463	428	460	440	421	-9.1%	886	862	-2.7%
Commissions incurred	68	68	70	66	69	1.5%	135	135	0.0%
Other expenses incurred	92	87	111	94	93	1.1%	179	187	4.5%
Amounts capitalized	(18)	(11)	(30)	(17)	(12)	33.3%	(34)	(30)	11.8%
Amortization	11	13	14	31	15	36.4%	30	47	56.7%
Total operating expenses	618	586	626	615	587	-5.0%	1,198	1,202	0.3%
Income (loss) from operations before taxes	3	12	(10)	(10)	30	NM	33	20	-39.4%
Federal income tax expense (benefit)	1	4	(3)	(4)	11	NM	12	7	-41.7%
Income (loss) from operations	$2	$8	$(7)	$(6)	$19	NM	$21	$13	-38.1%

Effective Federal Income Tax Rate	34.9%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,186	$1,208	$1,227	$1,241	$1,238	4.4%	$1,171	$1,239	5.8%

ROE, Excluding Goodwill	0.6%	2.6%	-2.1%	-2.1%	6.3%		3.7%	2.1%

Loss Ratios by Product Line
Life	80.0%	75.9%	75.5%	77.7%	72.0%		78.0%	74.8%
Disability	82.6%	80.8%	89.2%	79.7%	75.4%		78.2%	77.5%
Dental	71.1%	70.8%	68.6%	73.0%	72.3%		72.6%	72.6%
Total non-medical	80.3%	77.6%	81.0%	78.1%	73.6%		77.5%	75.8%
Medical	89.0%	90.6%	87.7%	89.5%	90.0%		88.4%	89.7%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$5	$-	$1	NM	$-	$1	NM
Net investment income	70	68	75	63	61	-12.9%	143	125	-12.6%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	36	35	-2.8%
Media revenues	17	17	19	14	16	-5.9%	32	31	-3.1%
Other revenues	1	-	-	-	-	-100.0%	1	(1)	NM
Total operating revenues	106	103	117	95	96	-9.4%	212	191	-9.9%
Operating expenses:
Interest credited	26	22	20	21	20	-23.1%	52	41	-21.2%
Benefits	29	28	34	27	30	3.4%	59	57	-3.4%
Media expenses	14	15	16	14	14	0.0%	29	28	-3.4%
Commissions and other expenses	4	16	20	9	22	NM	17	31	82.4%
Interest and debt expenses	67	67	67	68	69	3.0%	134	137	2.2%
Total operating expenses	140	148	157	139	155	10.7%	291	294	1.0%
Income (loss) from operations before taxes	(34)	(45)	(40)	(44)	(59)	-73.5%	(79)	(103)	-30.4%
Federal income tax expense (benefit)	(12)	(16)	(14)	(17)	(21)	-75.0%	(28)	(40)	-42.9%
Income (loss) from operations	$(22)	$(29)	$(26)	$(27)	$(38)	-72.7%	$(51)	$(63)	-23.5%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$-	$1	$-	$-	NM	$-	$-	NM
Federal income tax expense (benefit)	-	-	-	-	-	NM	-	-	NM
Gain (loss) on disposal	$-	$-	$1	$-	$-	NM	$-	$-	NM

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
DAC and VOBA
Balance as of beginning-of-period	$8,454	$8,149	$8,372	$8,207	$8,156	-3.5%	$8,886	$8,207	-7.6%
Business acquired (sold) through reinsurance	-	2	-	-	15	NM	-	15	NM
Deferrals	385	382	412	351	366	-4.9%	751	717	-4.5%
Operating amortization	(242)	(265)	(358)	(261)	(237)	2.1%	(489)	(498)	-1.8%
Deferrals, net of operating amortization	143	117	54	90	129	-9.8%	262	219	-16.4%
Amortization associated with benefit ratio unlocking	(2)	1	(1)	(2)	1	150.0%	(2)	-	100.0%
Adjustment related to realized (gains) losses	-	(27)	4	3	(15)	NM	(9)	(11)	-22.2%
Adjustment related to unrealized (gains) losses	(446)	130	(222)	(142)	864	293.7%	(988)	720	172.9%
Balance as of end-of-period	$8,149	$8,372	$8,207	$8,156	$9,150	12.3%	$8,149	$9,150	12.3%

DSI
Balance as of beginning-of-period	$256	$244	$242	$240	$235	-8.2%	$267	$240	-10.1%
Deferrals	4	3	3	7	8	100.0%	6	15	150.0%
Operating amortization	(10)	(8)	(9)	(9)	(8)	20.0%	(20)	(17)	15.0%
Deferrals, net of operating amortization	(6)	(5)	(6)	(2)	-	100.0%	(14)	(2)	85.7%
Adjustment related to realized (gains) losses	(1)	(3)	-	-	(1)	0.0%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(5)	6	4	(3)	10	300.0%	(8)	7	187.5%
Balance as of end-of-period	$244	$242	$240	$235	$244	0.0%	$244	$244	0.0%

DFEL
Balance as of beginning-of-period	$1,707	$1,520	$1,523	$1,401	$1,322	-22.6%	$1,938	$1,401	-27.7%
Deferrals	90	108	123	120	128	42.2%	171	247	44.4%
Operating amortization	(73)	(125)	(121)	(76)	(73)	0.0%	(138)	(149)	-8.0%
Deferrals, net of operating amortization	17	(17)	2	44	55	223.5%	33	98	197.0%
Adjustment related to realized (gains) losses	(2)	(1)	-	-	(2)	0.0%	(4)	(3)	25.0%
Adjustment related to unrealized (gains) losses	(202)	21	(124)	(123)	422	NM	(447)	301	167.3%
Balance as of end-of-period	$1,520	$1,523	$1,401	$1,322	$1,797	18.2%	$1,520	$1,797	18.2%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
DAC and VOBA
Balance as of beginning-of-period	$2,784	$2,810	$2,951	$3,063	$3,088	10.9%	$2,770	$3,063	10.6%
Deferrals	174	175	168	147	165	-5.2%	339	311	-8.3%
Operating amortization	(100)	(66)	(95)	(100)	(101)	-1.0%	(201)	(201)	0.0%
Deferrals, net of operating amortization	74	109	73	47	64	-13.5%	138	110	-20.3%
Amortization associated with benefit ratio unlocking	(2)	1	(1)	(2)	1	150.0%	(2)	-	100.0%
Adjustment related to realized (gains) losses	6	(23)	9	7	(9)	NM	2	(2)	NM
Adjustment related to unrealized (gains) losses	(52)	54	31	(27)	104	300.0%	(98)	77	178.6%
Balance as of end-of-period	$2,810	$2,951	$3,063	$3,088	$3,248	15.6%	$2,810	$3,248	15.6%

DSI
Balance as of beginning-of-period	$248	$234	$231	$227	$221	-10.9%	$259	$227	-12.4%
Deferrals	1	1	2	5	7	NM	3	12	300.0%
Operating amortization	(9)	(7)	(9)	(9)	(8)	11.1%	(19)	(17)	10.5%
Deferrals, net of operating amortization	(8)	(6)	(7)	(4)	(1)	87.5%	(16)	(5)	68.8%
Adjustment related to realized (gains) losses	(1)	(3)	-	-	(1)	0.0%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(5)	6	3	(2)	9	280.0%	(8)	7	187.5%
Balance as of end-of-period	$234	$231	$227	$221	$228	-2.6%	$234	$228	-2.6%

DFEL
Balance as of beginning-of-period	$264	$262	$263	$266	$266	0.8%	$265	$266	0.4%
Deferrals	8	9	10	8	10	25.0%	16	18	12.5%
Operating amortization	(9)	(6)	(7)	(8)	(9)	0.0%	(16)	(18)	-12.5%
Deferrals, net of operating amortization	(1)	3	3	-	1	200.0%	-	-	NM
Adjustment related to realized (gains) losses	(1)	(2)	-	-	(2)	-100.0%	(3)	(1)	66.7%
Adjustment related to unrealized (gains) losses	-	-	-	-	-	NM	-	-	NM
Balance as of end-of-period	$262	$263	$266	$266	$265	1.1%	$262	$265	1.1%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$165	$135	$147	$148	$148	-10.3%	$173	$148	-14.5%
Deferrals	6	8	9	7	7	16.7%	14	14	0.0%
Operating amortization	(10)	(9)	(9)	(9)	(9)	10.0%	(20)	(18)	10.0%
Deferrals, net of operating amortization	(4)	(1)	-	(2)	(2)	50.0%	(6)	(4)	33.3%
Adjustment related to unrealized (gains) losses	(26)	13	1	2	37	242.3%	(32)	39	221.9%
Balance as of end-of-period	$135	$147	$148	$148	$183	35.6%	$135	$183	35.6%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$5,278	$4,970	$5,043	$4,749	$4,686	-11.2%	$5,713	$4,749	-16.9%
Business acquired (sold) through reinsurance	-	2	-	-	15	NM	-	15	NM
Deferrals	187	189	206	179	182	-2.7%	365	362	-0.8%
Operating amortization	(121)	(177)	(240)	(120)	(112)	7.4%	(238)	(232)	2.5%
Deferrals, net of operating amortization	66	12	(34)	59	70	6.1%	127	130	2.4%
Adjustment related to realized (gains) losses	(6)	(4)	(4)	(4)	(5)	16.7%	(10)	(9)	10.0%
Adjustment related to unrealized (gains) losses	(368)	63	(256)	(118)	723	296.5%	(860)	604	170.2%
Balance as of end-of-period	$4,970	$5,043	$4,749	$4,686	$5,489	10.4%	$4,970	$5,489	10.4%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,443	$1,258	$1,259	$1,135	$1,056	-26.8%	$1,673	$1,135	-32.2%
Deferrals	82	100	114	111	119	45.1%	155	230	48.4%
Operating amortization	(64)	(119)	(115)	(67)	(64)	0.0%	(122)	(132)	-8.2%
Deferrals, net of operating amortization	18	(19)	(1)	44	55	205.6%	33	98	197.0%
Adjustment related to realized (gains) losses	(1)	(1)	(1)	(1)	(1)	0.0%	(2)	(1)	50.0%
Adjustment related to unrealized (gains) losses	(202)	21	(122)	(122)	422	NM	(446)	300	167.3%
Balance as of end-of-period	$1,258	$1,259	$1,135	$1,056	$1,532	21.8%	$1,258	$1,532	21.8%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$227	$234	$232	$248	$234	3.1%	$230	$248	7.8%
Deferrals	18	11	30	17	12	-33.3%	34	30	-11.8%
Operating amortization	(11)	(13)	(14)	(31)	(15)	-36.4%	(30)	(47)	-56.7%
Deferrals, net of operating amortization	7	(2)	16	(14)	(3)	NM	4	(17)	NM
Balance as of end-of-period	$234	$232	$248	$234	$231	-1.3%	$234	$231	-1.3%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Fixed Annuities
Balance as of beginning-of-period	$18,730	$18,875	$18,746	$18,661	$18,651	-0.4%	$18,552	$18,661	0.6%
Gross deposits	393	227	206	293	365	-7.1%	825	658	-20.2%
Withdrawals and deaths	(460)	(475)	(481)	(454)	(543)	-18.0%	(884)	(997)	-12.8%
Net flows	(67)	(248)	(275)	(161)	(178)	NM	(59)	(339)	NM
Reinvested interest credited	211	118	188	146	117	-44.5%	379	263	-30.6%
Sales inducements deferred	1	1	2	5	7	NM	3	12	300.0%
Balance as of end-of-period, gross	18,875	18,746	18,661	18,651	18,597	-1.5%	18,875	18,597	-1.5%
Reinsurance ceded	(726)	(714)	(693)	(676)	(662)	8.8%	(726)	(662)	8.8%
Balance as of end-of-period, net	$18,149	$18,032	$17,968	$17,975	$17,935	-1.2%	$18,149	$17,935	-1.2%

Variable Annuities
Balance as of beginning-of-period	$98,798	$103,043	$102,238	$104,073	$106,279	7.6%	$97,298	$104,073	7.0%
Gross deposits	3,173	3,226	3,175	2,697	3,015	-5.0%	6,120	5,712	-6.7%
Withdrawals and deaths	(2,275)	(2,413)	(2,345)	(2,340)	(2,440)	-7.3%	(4,535)	(4,780)	-5.4%
Net flows	898	813	830	357	575	-36.0%	1,585	932	-41.2%
Change in market value and reinvestment	3,347	(1,618)	1,005	1,849	(254)	NM	4,160	1,595	-61.7%
Balance as of end-of-period, gross	103,043	102,238	104,073	106,279	106,600	3.5%	103,043	106,600	3.5%
Reinsurance ceded	-	-	-	-	-	NM	-	-	NM
Balance as of end-of-period, net	$103,043	$102,238	$104,073	$106,279	$106,600	3.5%	$103,043	$106,600	3.5%

Total
Balance as of beginning-of-period	$117,528	$121,918	$120,984	$122,734	$124,930	6.3%	$115,850	$122,734	5.9%
Gross deposits	3,566	3,453	3,381	2,990	3,380	-5.2%	6,945	6,370	-8.3%
Withdrawals and deaths	(2,735)	(2,888)	(2,826)	(2,794)	(2,983)	-9.1%	(5,419)	(5,777)	-6.6%
Net flows	831	565	555	196	397	-52.2%	1,526	593	-61.1%
Change in market value and reinvestment	3,558	(1,500)	1,193	1,995	(137)	NM	4,539	1,858	-59.1%
Sales inducements deferred	1	1	2	5	7	NM	3	12	300.0%
Balance as of end-of-period, gross	121,918	120,984	122,734	124,930	125,197	2.7%	121,918	125,197	2.7%
Reinsurance ceded	(726)	(714)	(693)	(676)	(662)	8.8%	(726)	(662)	8.8%
Balance as of end-of-period, net	$121,192	$120,270	$122,041	$124,254	$124,535	2.8%	$121,192	$124,535	2.8%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Small Market
Balance as of beginning-of-period	$8,223	$8,521	$8,459	$8,574	$8,676	5.5%	$8,203	$8,574	4.5%
Gross deposits	409	449	485	453	451	10.3%	879	904	2.8%
Withdrawals and deaths	(389)	(376)	(505)	(472)	(449)	-15.4%	(899)	(921)	-2.4%
Net flows	20	73	(20)	(19)	2	-90.0%	(20)	(17)	15.0%
Transfers between fixed and variable accounts	-	1	7	2	(10)	NM	-	(8)	NM
Change in market value and reinvestment	278	(136)	128	119	(25)	NM	338	94	-72.2%
Balance as of end-of-period	$8,521	$8,459	$8,574	$8,676	$8,643	1.4%	$8,521	$8,643	1.4%

Mid – Large Market
Balance as of beginning-of-period	$26,708	$28,107	$28,062	$28,067	$29,040	8.7%	$26,468	$28,067	6.0%
Gross deposits	1,260	1,023	1,716	1,116	1,279	1.5%	2,371	2,396	1.1%
Withdrawals and deaths	(697)	(799)	(2,370)	(729)	(724)	-3.9%	(1,910)	(1,453)	23.9%
Net flows	563	224	(654)	387	555	-1.4%	461	943	104.6%
Transfers between fixed and variable accounts	7	(13)	(6)	(15)	13	85.7%	16	(2)	NM
Change in market value and reinvestment	829	(256)	665	601	14	-98.3%	1,162	614	-47.2%
Balance as of end-of-period	$28,107	$28,062	$28,067	$29,040	$29,622	5.4%	$28,107	$29,622	5.4%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,920	$17,120	$16,841	$16,898	$16,916	0.0%	$16,947	$16,898	-0.3%
Gross deposits	145	139	131	135	132	-9.0%	322	267	-17.1%
Withdrawals and deaths	(362)	(386)	(393)	(388)	(383)	-5.8%	(758)	(771)	-1.7%
Net flows	(217)	(247)	(262)	(253)	(251)	-15.7%	(436)	(504)	-15.6%
Change in market value and reinvestment	417	(32)	319	271	59	-85.9%	609	330	-45.8%
Balance as of end-of-period	$17,120	$16,841	$16,898	$16,916	$16,724	-2.3%	$17,120	$16,724	-2.3%

Total
Balance as of beginning-of-period	$51,851	$53,748	$53,362	$53,539	$54,632	5.4%	$51,618	$53,539	3.7%
Gross deposits	1,814	1,611	2,332	1,704	1,862	2.6%	3,572	3,567	-0.1%
Withdrawals and deaths	(1,448)	(1,561)	(3,268)	(1,589)	(1,556)	-7.5%	(3,567)	(3,145)	11.8%
Net flows	366	50	(936)	115	306	-16.4%	5	422	NM
Transfers between fixed and variable accounts	7	(12)	1	(13)	3	-57.1%	16	(10)	NM
Change in market value and reinvestment	1,524	(424)	1,112	991	48	-96.9%	2,109	1,038	-50.8%
Balance as of end-of-period	$53,748	$53,362	$53,539	$54,632	$54,989	2.3%	$53,748	$54,989	2.3%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$33,886	$34,094	$34,315	$34,612	$34,753	2.6%	$33,721	$34,612	2.6%
Deposits	890	934	1,029	921	964	8.3%	1,759	1,885	7.2%
Withdrawals and deaths	(253)	(259)	(256)	(299)	(299)	-18.2%	(545)	(598)	-9.7%
Net flows	637	675	773	622	665	4.4%	1,214	1,287	6.0%
Contract holder assessments	(764)	(791)	(819)	(814)	(830)	-8.6%	(1,505)	(1,644)	-9.2%
Reinvested interest credited	335	337	343	333	342	2.1%	664	675	1.7%
Balance as of end-of-period, gross	34,094	34,315	34,612	34,753	34,930	2.5%	34,094	34,930	2.5%
Reinsurance ceded	(797)	(793)	(784)	(782)	(773)	3.0%	(797)	(773)	3.0%
Balance as of end-of-period, net	$33,297	$33,522	$33,828	$33,971	$34,157	2.6%	$33,297	$34,157	2.6%

VUL
Balance as of beginning-of-period	$8,354	$8,842	$8,854	$9,263	$9,635	15.3%	$8,094	$9,263	14.4%
Deposits	418	351	445	390	380	-9.1%	815	770	-5.5%
Withdrawals and deaths	(136)	(92)	(122)	(124)	(116)	14.7%	(281)	(240)	14.6%
Net flows	282	259	323	266	264	-6.4%	534	530	-0.7%
Contract holder assessments	(118)	(119)	(128)	(130)	(127)	-7.6%	(230)	(258)	-12.2%
Change in market value and reinvestment	324	(128)	214	236	(6)	NM	444	231	-48.0%
Balance as of end-of-period, gross	8,842	8,854	9,263	9,635	9,766	10.5%	8,842	9,766	10.5%
Reinsurance ceded	(901)	(872)	(878)	(882)	(864)	4.1%	(901)	(864)	4.1%
Balance as of end-of-period, net	$7,941	$7,982	$8,385	$8,753	$8,902	12.1%	$7,941	$8,902	12.1%

Total
Balance as of beginning-of-period	$42,240	$42,936	$43,169	$43,875	$44,388	5.1%	$41,815	$43,875	4.9%
Deposits	1,308	1,285	1,474	1,311	1,344	2.8%	2,574	2,655	3.1%
Withdrawals and deaths	(389)	(351)	(378)	(423)	(415)	-6.7%	(826)	(838)	-1.5%
Net flows	919	934	1,096	888	929	1.1%	1,748	1,817	3.9%
Contract holder assessments	(882)	(910)	(947)	(944)	(957)	-8.5%	(1,735)	(1,902)	-9.6%
Change in market value and reinvestment	659	209	557	569	336	-49.0%	1,108	906	-18.2%
Balance as of end-of-period, gross	42,936	43,169	43,875	44,388	44,696	4.1%	42,936	44,696	4.1%
Reinsurance ceded	(1,698)	(1,665)	(1,662)	(1,664)	(1,637)	3.6%	(1,698)	(1,637)	3.6%
Balance as of end-of-period, net	$41,238	$41,504	$42,213	$42,724	$43,059	4.4%	$41,238	$43,059	4.4%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	Change	6/30/14	6/30/15	Change
Revenues
Operating revenues	$3,286	$3,363	$3,834	$3,394	$3,417	4.0%	$6,519	$6,811	4.5%
Excluded realized gain (loss)	(5)	47	(149)	(91)	(37)	NM	(63)	(127)	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	1	1	0.0%
Total revenues	$3,282	$3,411	$3,686	$3,304	$3,381	3.0%	$6,457	$6,685	3.5%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(3)	$31	$(96)	$(60)	$(23)	NM	$(42)	$(83)	-97.6%
Benefit ratio unlocking	7	(6)	4	8	(4)	NM	9	2	-77.8%
Net gain (loss), after-tax	$4	$25	$(92)	$(52)	$(27)	NM	$(33)	$(81)	NM

Net Income
Income (loss) from operations	$394	$414	$439	$352	$371	-5.8%	$759	$724	-4.6%
Excluded realized gain (loss)	(3)	31	(96)	(60)	(23)	NM	(42)	(83)	-97.6%
Benefit ratio unlocking	7	(6)	4	8	(4)	NM	9	2	-77.8%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	1	0.0%
Income (loss) from discontinued operations	-	-	1	-	-	NM	-	-	NM
Net income (loss)	$398	$439	$348	$300	$344	-13.6%	$727	$644	-11.4%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.47	$1.56	$1.67	$1.35	$1.46	-0.7%	$2.80	$2.81	0.4%
Excluded realized gain (loss)	(0.01)	0.11	(0.36)	(0.23)	(0.09)	NM	(0.14)	(0.32)	NM
Benefit ratio unlocking	0.02	(0.02)	0.01	0.03	(0.02)	NM	0.03	0.01	-66.7%
Net income (loss)	$1.48	$1.65	$1.32	$1.15	$1.35	-8.8%	$2.69	$2.50	-7.1%